AMENDMENT NO. 3 TO SUPPLEMENT A
                        TO LOAN AND SECURITY AGREEMENT

                                             February 13, 1996

          Empire Gas Corporation
          1700 South Jefferson Street
          Lebanon, Missouri 65536
          Attention: Ms. Valeria Schall

          Ladies and Gentlemen:

                    Reference is made to the Loan and Security
          Agreement dated as of June 29, 1994 among Empire Gas Corporation ("Borrower"), the Lenders party thereto (the "Lenders") and Bank of America Illinois, f/k/a Continental Bank, f/k/a Continental Bank N.A., as a Lender and as Agent for the Lenders, as amended through the date hereof (the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                    Borrower has requested that Lenders agree to amend the Interest Coverage Ratio contained in Section
          6.3 of Supplement A to the Loan Agreement, retroactive to December 31, 1995. Lenders have agreed to the foregoing request on the following terms and conditions:

                    1.  Amendment to Supplement A. The first
          paragraph of Section 6.3 of Supplement A is hereby amended and restated in its entirety, retroactively effective as of December 31, 1995, as follows:

                         "6.3  Interest Coverage Ratio.  Borrower
                    will not permit the ratio ("Interest Coverage Ratio") of (a) net earnings before interest expense, income tax expense, depreciation and amortization to (b) cash interest expense in respect of Indebtedness under the Agreement, in respect of the Senior Notes, in respect of Subordinated Debt and in respect of Acquisition Indebtedness, in each case measured on the last day of any calendar month in any period set forth below, calculated for the 12 months ending on such date, and determined for Borrower and its Subsidiaries on a consolidated basis, and in accordance with GAAP, to be less than the ratio set forth below opposite such period:

                                                  Interest Coverage
                    Period                             Ratio

               December 31, 1995 through and          0.82:1.0
                    including March 30, 1996
               March 31, 1996 through and             1.00:1.0
                    including June 29, 1996
               June 30, 1996 and thereafter           1.35:1.0"

                    2. Scope. This Amendment No. 3 to Supplement A to Loan and Security Agreement ("Amendment") shall have the effect of amending the Loan Agreement, Supplement A and the Related Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement, Supplement A and the Related Agreements shall remain in full force and effect in accordance with their respective terms.

                    3. Condition to Effectiveness. This Amendment No. 3 to Supplement A to Loan and Security Agreement shall be effective immediately upon the execution of this Amendment No. 3 to Supplement A to Loan and Security Agreement by BAI, on behalf of the Lenders, acceptance hereof by Borrower and each other Obligor, and delivery hereof to BAI at 231 South LaSalle Street, Chicago, Illinois 60697, Attention: Mark Cordes, on or prior to February 14, 1996.

                                   Very truly yours,

                                   BANK OF AMERICA ILLINOIS,
                                   f/k/a CONTINENTAL BANK,
                                   f/k/a CONTINENTAL BANK N.A.,
                                   ON BEHALF OF LENDERS

                                   By /s/ John P. Hesselmann
                                     __________________________
                                     Its  Sr. Vice President

          Acknowledged and agreed to this
            15th   day of February, 1996.

          EMPIRE GAS CORPORATION

          By /s/ Valeria Schall
             _______________________
             Its  Vice President


                 Acknowledgment and Acceptance of Guarantors

                    Each of the undersigned is a party to the Master Corporate Guaranty dated June 29, 1994 in favor of BAI, as Agent for itself and Lenders (the "Guaranty"), pursuant to which each of the undersigned has guaranteed the Obligations of Borrower under the Loan Agreement. Each of the undersigned hereby acknowledges receipt of the foregoing and Amendment No. 3 to Supplement A to Loan and Security Agreement ("Amendment"), accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Guaranty, and agrees that the Guaranty shall continue in full force and effect as to it, notwithstanding such Amendment.

                              Acknowledged and Agreed to this
                              15th day of February, 1996.

                              EACH OF THE SUBSIDIARIES OF EMPIRE
                              GAS CORPORATION LISTED ON EXHIBIT
                              ATTACHED HERETO

                              By /s/ Valeria Schall
                                 _________________________________
                                 Vice President of each Subsidiary